EXHIBIT 25




                          POWER OF ATTORNEY




       WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a
Wisconsin corporation (hereinafter referred to as the "Company"), will file early in 1994 with the Securities and Exchange Commission, under the provisions of the Securities
Exchange Act of 1934, its annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints D. A. Bollom, D. P. Bittner, and R. H. Knuth or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of December, 1993.







                                      A. Dean Arganbright (SEAL)
                                      -------------------
                                       Director

                                                             EXHIBIT 25




                          POWER OF ATTORNEY




       WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a
Wisconsin corporation (hereinafter referred to as the "Company"), will file early in 1994 with the Securities and Exchange Commission, under the provisions of the Securities
Exchange Act of 1934, its annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints D. A. Bollom, D. P. Bittner, and R. H. Knuth or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of December, 1993.







                                      Michael S. Ariens   (SEAL)
                                      -----------------
                                       Director

                                                             EXHIBIT 25




                          POWER OF ATTORNEY




       WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a
Wisconsin corporation (hereinafter referred to as the "Company"), will file early in 1994 with the Securities and Exchange Commission, under the provisions of the Securities
Exchange Act of 1934, its annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints D. A. Bollom, D. P. Bittner, and R. H. Knuth or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of December, 1993.







                                      R. A. Bemis         (SEAL)
                                 --------------------
                                       Director

                                                             EXHIBIT 25




                          POWER OF ATTORNEY




       WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a
Wisconsin corporation (hereinafter referred to as the "Company"), will file early in 1994 with the Securities and Exchange Commission, under the provisions of the Securities
Exchange Act of 1934, its annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints D. A. Bollom, D. P. Bittner, and R. H. Knuth or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of December, 1993.







                                      M. Lois Bush        (SEAL)
                                 --------------------
                                       Director

                                                             EXHIBIT 25




                          POWER OF ATTORNEY




       WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a
Wisconsin corporation (hereinafter referred to as the "Company"), will file early in 1994 with the Securities and Exchange Commission, under the provisions of the Securities
Exchange Act of 1934, its annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints D. A. Bollom, D. P. Bittner, and R. H. Knuth or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of December, 1993.







                                      R. C. Gallagher     (SEAL)
                                      ------------------
                                       Director

                                                             EXHIBIT 25




                          POWER OF ATTORNEY




       WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a
Wisconsin corporation (hereinafter referred to as the "Company"), will file early in 1994 with the Securities and Exchange Commission, under the provisions of the Securities
Exchange Act of 1934, its annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints D. A. Bollom, D. P. Bittner, and R. H. Knuth or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of December, 1993.






                        Kathryn M. Hasselbrad-Pascale (SEAL)
                        -----------------------------
                        Director

                                                             EXHIBIT 25




                          POWER OF ATTORNEY




       WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a
Wisconsin corporation (hereinafter referred to as the "Company"), will file early in 1994 with the Securities and Exchange Commission, under the provisions of the Securities
Exchange Act of 1934, its annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints D. A. Bollom, D. P. Bittner, and R. H. Knuth or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of December, 1993.







                                      James L. Kemerling  (SEAL)
                                      ------------------
                                       Director

                                                             EXHIBIT 25




                          POWER OF ATTORNEY




       WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a
Wisconsin corporation (hereinafter referred to as the "Company"), will file early in 1994 with the Securities and Exchange Commission, under the provisions of the Securities
Exchange Act of 1934, its annual report on Form 10-K, and

       WHEREAS, the undersigned is a Director of the Company;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints D. A. Bollom, D. P. Bittner, and R. H. Knuth or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has executed this document this 9th day of December, 1993.







                                      Linus M. Stoll      (SEAL)
                                    -----------------
                                       Director